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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                           --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 2005


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


         Delaware                       1-12295               76-0513049
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                    77002
  (Address of principal executive offices)                 (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
       (17& CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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                                       -2-
Item 1.01.  Entry into a Material Definitive Agreement.

On June 2, 2005, the Board of Directors of the general partner of Genesis Energy, L.P. ("Genesis") approved the adoption of the Genesis Energy Severance Protection Plan (the "Plan") for the employees of the general partner.

The Plan provides that a participant in the Plan are entitled to receive a severance benefit f his employment is terminated during the period beginning six months prior to a change in control and ending two years after a change of control, for any reason other than (i) termination by the employer for cause or
(ii) termination by the participant for other than good reason. Termination by the participant for other than good reason would be triggered by a change in job status, a reduction in pay, or a requirement to relocate more than 25 miles.

A change in control in defined in the Plan. Generally, a change in control is a change in the control of Denbury Resources, a disposition by Denbury of more than 50% of the general partner, or a transaction involving the disposition of substantially all of the assets of Genesis.

The amount of the severance is determined separately for three classes of participants. The first class, which includes the Chief Executive Officers and two other Executive Officers of Genesis, would receive a severance benefit equal to three times that participant's annual salary and bonus amounts. The second class, which includes the other Executive officer of Genesis as well as certain other members of management, would receive a severance benefit equal to two times that participant's annual salary and bonus amounts. The third class of participant would receive a severance benefit based on the participant's salary and bonus amounts and length of service. Participants would also receive certain medical and dental benefits.

The details of the Plan can be found in the Plan which is filed as an exhibit to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

            Not applicable.

     (b) Pro forma financial information.

            Not applicable.

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibits.

            10.1     Genesis Energy Severance Protection Plan.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GENESIS ENERGY, L.P.
                                        (A Delaware Limited Partnership)

                                        By:   GENESIS ENERGY, INC., as
                                                 General Partner


Date:  June 6, 2005                     By:     /s/  ROSS A. BENAVIDES
                                            -----------------------------
                                                 Ross A. Benavides
                                                 Chief Financial Officer